Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AtlasClear Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Schaible, Chief Executive Officer of the Company, and Sandip Patel, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Dated: February 13, 2026

/s/ John Schaible
John Schaible
Executive Chairman
(Principal Executive Officer)

/s/ Sandip Patel
Sandip Patel
General Counsel and Chief Financial Officer
(Principal Financial Officer)